Exhibit 10.10

DELL

December 19, 2007

Jeffrey D. Simon
President
CIT DFS, Inc.
1 CIT Drive
Livingston, New Jersey 07039

Re: The Amended and Restated Agreement of Limited Partnership of Dell Financial Services L.P. (“DFS”) dated September 8, 2004 (“Partnership Agreement”)

Dear Jeff:

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

This letter agreement reflects the mutual agreement of the Partners, CIT Group Inc. (“CIT”) and Dell Inc. (“Dell”) with respect to the termination of CIT’s ownership interest in DFS and its affiliates. Accordingly, this letter serves as the Exercise Notice required under Section 8.3(a)(ii) of the Partnership Agreement regarding the exercise of the Dell 2008 Option and amends the Purchase Closing Date to December 31, 2007. On or before the Purchase Closing Date, Dell International Incorporated, a wholly owned subsidiary of Dell, will purchase from CIT all of the CIT Aggregate Interest in accordance with the terms and conditions of Section 8.3(c) of the Partnership Agreement, as amended hereby, for a Purchase Price equal to the sum of: (i) the agreed Buy-Out Price of $306,014,685, (ii) the amount of the capital balance of CIT in DFS on November 2, 2007, and (iii) the amount of the CIT capital balance of Dell Credit on November 2, 2007.

The full terms governing the purchase and sale of the CIT Aggregate Interest will be reflected in a separate purchase and sale agreement.

[SIGNATURE PAGE FOLLOWS]

Dell Inc. | One Dell Way | Round Rock, TX 78682 | Telephone 512.338.4400 | Telefax 512.283.6751
www.dell.com | 1-800-BUY-DELL

If this letter accurately reflects our mutual agreement, please acknowledge by signing below where indicated.

Very truly yours,

DELL INC.

By:	/s/ Brian P. MacDonald Name: Brian P. MacDonald Title: Vice President and Treasurer

Acknowledged and agreed by:

CIT GROUP INC.
By:	/s/ Joseph M. Leone
Name: Title:	Joseph M. Leone Vice Chairman

DELL CREDIT COMPANY LLC
By:	/s/ Brian MacDonald
Name: Title:	Brian MacDonald Chairman

DELL DFS CORPORATION
By:	/s/ Brian MacDonald
Name: Title:	Brian MacDonald Vice President and Treasurer

CIT DFS, INC.
By:	/s/ Jeffrey Simon
Name: Title:	Jeffrey Simon President

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